
                                                         LETTER OF TRANSMITTAL
                                                               TO TENDER
                                                        SHARES OF COMMON STOCK
                                                                   OF
                                                           FRANKLIN COVEY CO.
                                                    PURSUANT TO THE OFFER TO PURCHASE
                                                         DATED NOVEMBER 26, 2001
                                      THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
                                        AT MIDNIGHT, EASTERN TIME, ON FRIDAY, DECEMBER 21, 2001,
                                                        UNLESS THE OFFER IS EXTENDED

                                                      The Depositary for the offer is:
                                                       ALPINE FIDUCIARY SERVICES, INC.

                  BY MAIL:                              BY FACSIMILE TRANSMISSION                     BY HAND:
       Alpine Fiduciary Services, Inc.              (FOR ELIGIBLE INSTITUTIONS ONLY):       17 State Street - 28th Floor
c/o Georgeson Shareholder Communications Inc.                (201) 460-2889                      New York, NY 10004
                P.O. Box 2065                                                                    Attn:  Mark Zimkind
            South Hackensack, NJ                     CONFIRM FACSIMILE TRANSMISSION
                 07606-9974                                   BY TELEPHONE:
                                                             (201) 896-5648

                                                          BY OVERNIGHT COURIER:
                                                            111 Commerce Road
                                                           Carlstadt, NJ 07072
                                                        Attn:  Reorg. Department

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO FRANKLIN COVEY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is to be completed only (a) if certificates representing shares are to be forwarded herewith, or (b) unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company (the Book-Entry Transfer Facility"). Stockholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their shares and all other required documents to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Instruction 2.

------------------------------------------------------------------------------------------------------------------------------------
                           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 2, 3 AND 4)
------------------------------------------------------------------------------------------------------------------------------------
              NAME(S) AND ADDRESSES OF REGISTERED HOLDER(S)                                   SHARES TENDERED
     PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S)             (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
                                                                             CERTIFICATE        TOTAL NUMBER          NUMBER OF
                                                                             NUMBER(S)(1)         OF SHARES            SHARES
                                                                                               REPRESENTED BY        TENDERED(2)
                                                                                               CERTIFICATE(S)
                                                                           ---------------- --------------------- ------------------






-------------------------------------------------------------------------- ---------------- --------------------- ------------------
   Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration.(3) (Attach additional signed list if necessary.) See Instruction 9.

   1st:                     2nd:                     3rd:                     4th:                     5th:
       --------------------     --------------------     --------------------     --------------------     ---------------------
------------------------------------------------------------------------------------------------------------------------------------
   (1) Need not be completed by stockholders tendering shares by book-entry transfers.
   (2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of such shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
   (3) If you do not designate an order,  then in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 9.
------------------------------------------------------------------------------------------------------------------------------------

               (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


    NAME OF TENDERING INSTITUTION:
                                  ----------------------------------------

    ACCOUNT NO.:
                ----------------------------------------------------------

    TRANSACTION CODE NO.:
                         -------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
FOLLOWING:

    NAME(S) OF REGISTERED HOLDER(S):
                                    --------------------------------------

    DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
                                                        ------------------

    NAME OF INSTITUTION THAT GUARANTEED DELIVERY:
                                                 -------------------------

If delivery is by book-entry transfer, check box: [ ]

    NAME OF TENDERING INSTITUTION:
                                   ---------------------------------------

    ACCOUNT NO.:
                 ---------------------------------------------------------

    TRANSACTION CODE NO.:
                          ------------------------------------------------
--------------------------------------------------------------------------------

            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Franklin Covey Co., a Utah corporation (the "Company"), the above-described shares of the Company's common stock, par value $.05 per share, at $6.00 per share, payable to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 26, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal which together with the Offer to Purchase, as one or both are amended or supplemented from time to time, together constitute the "offer."

Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer (including, if the offer is extended or amended, the terms and conditions of the extension or amendment), the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (1) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;
         (2) present certificates for the shares for cancellation and transfer on the Company's books; and
         (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares all in accordance with the terms and subject to the conditions of the offer.

The undersigned represents and warrants to the Company that:

         (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby;
         (2) when and to the extent the shares are accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and the shares will not be subject to any adverse claims;
         (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered;
         (4) the undersigned has a net long position, within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered;
         (5) the tender of shares complies with Rule 14e-4 promulgated under the Securities Exchange Act of 1934; and
         (6) the undersigned has read, understands and agrees to all of the terms of the offer.

The undersigned understands that tenders of shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions will constitute the election by the undersigned to transfer the shares to the Company upon the terms and subject to the conditions of the offer, subject to the right of withdrawal of the undersigned. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price, including, without limitation, by reason of any delay in making payment.

All authority conferred or agreed to be conferred in this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

All shares validly tendered and not withdrawn will be purchased, subject to the conditions of the offer, including the proration provisions described in the Offer to Purchase. The Company will return all shares not purchased because of proration.

The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any shares tendered or may accept for payment fewer than all shares tendered.

The undersigned understands that only upon acceptance of shares by the Company for payment will there exist a binding agreement between the undersigned and the Company requiring the Company to purchase the shares upon the terms and subject to the conditions of the offer.

Unless otherwise indicated under Special Payment Instructions, please issue the check for the purchase price of all shares purchased and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under Description of Shares Tendered. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail the check for the purchase price of all shares purchased and/or return any certificates for shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under Description of Shares Tendered. In the event that the boxes entitled Special Payment Instructions and Special Delivery Instructions are both completed, please issue the check for the purchase price of all shares purchased and/or return any certificates evidencing shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver the check and/or return any certificates (and any accompanying documents, as appropriate) to, the person(s) indicated. Unless otherwise indicated in the box entitled Special Payment Instructions, please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any shares from the name of the registered holder thereof if the Company does not accept for payment any of the shares tendered.

-------------------------------------------------------------------------------
                                LOST CERTIFICATES
                              (SEE INSTRUCTION 10)

[ ] Please check here if certificates for part or all of your shares have been lost, stolen, misplaced or destroyed.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  TENDER OF COMMON STOCK ISSUABLE UPON CONVERSION OF SERIES A PREFERRED STOCK

[ ] By checking this box, the undersigned hereby irrevocably elects to convert the number of shares of Series A Preferred Stock of the Company indicated below at the conversion rate set forth in the designation of the Series A Preferred Stock and hereby makes the same representations and warranties with respect to such shares of Series A Preferred Stock that the undersigned makes above with respect to the shares being tendered herewith. (Complete the remainder of this Letter of Transmittal with respect to the shares of common stock issuable upon the conversion of such shares of Series A Preferred Stock. Include with this Letter of Transmittal the certificates representing the shares of Series A Preferred Stock to be converted.)

Number of shares of Series A Preferred Stock to be converted:
                                                             ------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                    ODD LOTS
                              (SEE INSTRUCTION 13)

      To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[ ] is the beneficial or record owner of fewer than 100 shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
(a) is tendering for the beneficial owner(s) of shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:   [  ] Check and/or
         [  ] Certificate(s) to:

Name:
     ---------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security No.:
                                               ---------------------------
                                                  (SEE FORM W-9)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth above:

Account No.:
            --------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 7)

To be completed ONLY if the check for the purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:    [  ] Check and/or
         [  ] Certificate(s) to:

Name:
     ---------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                      (TO BE COMPLETED BY ALL STOCKHOLDERS)
                         (ALSO COMPLETE FORM W-9 BELOW)

---------------------------------------------------

---------------------------------------------------
SIGNATURE(S) OF OWNER(S)

Dated:                    , 2001
      --------------------

Name(s):
        ------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------

Address:
        ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5.
                        TO BE COMPLETED ONLY IF REQUIRED
                             BY SUCH INSTRUCTIONS.)

Name of Firm:
             -------------------------------------------------------------
Authorized Signature:
                     -----------------------------------------------------
Name(s):
       ------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------

Address:
        ------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
                            ----------------------------------------------

Dated:                    , 2001
      --------------------
--------------------------------------------------------------------------------


Form   W-9
(Rev. December 2000)                                                Request for Taxpayer                          Give form to the
Department of the Treasury                                  Identification Number and Certification               requester. Do NOT
Internal Revenue Service                                                                                          send to the IRS.
----------------------------------------------- --------------------------------------------------------------- --------------------
             Name (See Specific Instructions on page 2.)
Please
print     --------------------------------------------------------------------------------------------------------------------------
or type      Business name, if different from above. (See Specific Instructions on page 2.)

          --------------------------------------------------------------------------------------------------------------------------

             Check appropriate box:  / / Individual/Sole proprietor   / / Corporation   / / Partnership    / / Other  = ----------

          --------------------------------------------------------------------------------------------------------------------------
             Address (number, street, and apt. or suite no.)                    Requester's name and address (optional)

          ---------------------------------------------------------------------
             City, state and ZIP code

------------------------------------------------------------------------------- ----------------------------------------------------
 PART I       TAXPAYER IDENTIFICATION NUMBER (TIN)                              List account number(s) here (optional)
-------- ----------------------------------------------------------------------
Enter your TIN in the appropriate box. For
individuals, this is your social security
number (SSN). HOWEVER, FOR A RESIDENT ALIEN,    ------------------------------
SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE     Social security number
THE PART I INSTRUCTIONS ON PAGE 2. For other                 -   -
entities, it is your employer identification            - - - - - - - - -
number (EIN). If you do not have a number,      ------------------------------  ----------------------------------------------------
see HOW TO GET A TIN on page 2.                           or                    PART II   FOR U.S. PAYEES EXEMPT FROM
                                                ------------------------------            BACKUP WITHHOLDING (See the
Note: If the account is in more than one name,  Employer Identification Number            instructions on page 2.)
see the chart on page 2 for guidelines on                  -                    ----------------------------------------------------
whose number to enter                                   - - - - - - - - -
                                                ------------------------------   =
-------- ---------------------------------------------------------------------- ----------------------------------------------------
PART III      CERTIFICATION
-------- ---------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because:  (A) I am exempt from backup withholding, or  (B) I have not been notified by the
   Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including a U.S. resident alien).

Certification Instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 2.)

------- ----------------------------------------------------------------------------------------------------------------------------
Sign     Signature of
Here     U.S. person =                                                          Date =
------- ----------------------------------------------------------------------------------------------------------------------------
Purpose of Form.

A person who is required to file     WHAT IS BACKUP WITHHOLDING? - Persons         5. You do not certify to the
an information with the IRS must     making certain payments to you must        requester that you are not subject to
get your correct taxpayer            withhold and pay to the IRS 31% of         backup withholding under 3 above (for
identification number (TIN) to       such payments under certain                reportable interest and dividend
report, for example, income paid     conditions. This is called "backup         accounts opened after 1983 only).
to you, real estate transactions,    withholding." Payments that may be
mortgage interest you paid,          subject to backup withholding include      Certain payees and payments are
acquisition or abandonment of        interest, dividends, broker and            exempt from backup withholding. See
secured property, cancellation of    barter exchange transactions, rents,       the Part II instructions and the
debt, or contributions you made      royalties, nonemployee pay, and            separate INSTRUCTIONS FOR THE
to an IRA.                           certain payments from fishing boat         REQUESTER OF FORM  W-9.
                                     operators. Real estate transactions
   Use Form W-9 only if your are     are not subject to backup withholding.     PENALTIES
a U.S. person (including a
resident alien), to give your           If you give the requester your          FAILURE TO FURNISH TIN. -If you fail
correct TIN to the person            correct TIN, make the proper               to furnish your correct TIN to a
requesting it (the requester)        certifications, and report all your        requester, you are subject to a
and, when applicable, to:            taxable interest and dividends on          penalty of $50 for each such failure
                                     your tax  return, payments you             unless your failure is due to
   1. Certify the TIN you are        receive will not be subject to backup      reasonable cause and not to willful
giving is correct (or you are        withholding. PAYMENTS YOU RECEIVE WILL     neglect.
waiting for a number to be           BE SUBJECT TO BACKUP WITHHOLDING IF:
issued),                                                                        CIVIL PENALTY FOR FALSE INFORMATION
                                        1. You do not furnish your TIN to       WITH RESPECT TO WITHHOLDING. -If you
   2. Certify you are not subject    the requester, or                          make a false statement with no
to backup withholding, or                                                       reasonable basis that results in no
                                        2. You do not certify your TIN          backup withholding, you are subject
   3. Claim exemption from backup    when required (see the Part III            to a $500 penalty.
withholding if you are an exempt     instructions on page 2 for details),
payee.                               or                                         CRIMINAL PENALTY FOR FALSIFYING
                                                                                INFORMATION. - Willfully falsifying
   If you are a foreign person,         3. The IRS tells the requester          certifications or affirmations may
use the appropriate Form W-8. See    that you furnished an incorrect TIN,       subject you to criminal penalties
Pub. 515, Withholding of Tax on      or                                         including fines and/or imprisonment.
Nonresident Aliens and Foreign
Corporations.                           4. The IRS tells you that you are       MISUSE OF TINS. If the requester
                                     subject to backup withholding because      discloses or uses TINs in violation
Note: If a requester gives you a     you did not report all your interest       of Federal law, the requester may be
form other than a W-9 to request     and dividends on your tax return (for      subject to civil and criminal
your TIN, you must use the           reportable interest and dividends          penalties.
requester's form if it is            only), or
substantially similar to this
Form W-9.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Form W-9 (Rev. 12-2000)


Form W-9 (Rev. 12-2000)
------------------------------------------------------------------------------------------------------------------------------------

SPECIFIC INSTRUCTIONS
                                     such payments until you provide        report interest, dividends, and
NAME. If you are an individual,      our TIN to the requestor.              certain other income paid to you,
you must generally enter the name                                           mortgage interest you paid, the
shown on your social security        NOTE:   Writing "Applied For"          acquisition or abandonment of
card. However, if you have           means that you have already            secured property, cancellation of
changed your last name, for          applied for a TIN or that you          debt, or contributions you made
instance, due to marriage,           intend to apply for one soon.          to an IRA or MSA. The IRS uses
without informing the Social                                                the numbers for identification
Security Administration of the       PART II-FOR PAYEES EXEMPT FROM         purposes and to help verify the
name change, enter your first        BACKUP WITHHOLDING                     accuracy of your tax return. The
name, the last name shown on your                                           IRS may also provide this
social security card, and your       Individuals (including sole            information to the Department of
new last name.                       proprietors) are not exempt from       Justice for civil and criminal
                                     backup withholding. Corporations       litigation and to cities, states,
   If the account is in joint        are exempt from backup withholding     and the District of Columbia to
names, list first and then circle    for certain payments, such as          carry out their tax laws.
the name of the person or entity     interest and dividends. For more
whose number you enter in Part I     information on exempt payees, see      You must provide your TIN whether
of the form.                         the separate Instructions for the      or not you are required to file a
                                     Requester of Form W-9.                 tax return. Payers must generally
   SOLE PROPRIETOR. Enter your                                              withhold 31% of taxable interest,
INDIVIDUAL name as shown on your     If you are exempt from backup          dividend, and certain other
social security card on the          withholding, you should still          payments to a payee who does not
"Name" line. You may enter your      complete this form to avoid            give a TIN to a payer. Certain
business, trade, or "doing           possible erroneous backup              penalties may also apply.
business as (DBA)" name on the       withholding. Enter your correct
"Business name" line.                TIN in Part I, write "Exempt" in       WHAT NAME AND NUMBER TO
                                     Part II, and sign and date the         GIVE THE REQUESTER
   LIMITED LIABILITY COMPANY         form.                                  -------------------------- -----------------------------
(LLC). If you are a single-member                                           FOR THIS TYPE OF ACCOUNT:   GIVE NAME AND SSN OF:
LLC (including a foreign LLC with    If you are a nonresident alien or      -------------------------- -----------------------------
a domestic owner) that is            a foreign entity not subject to        1. Individual               The individual
disregarded as an entity separate    backup withholding, give the           2. Two or more individuals  The actual owner of the
from its owner under Treasury        requester the appropriate                 (joint account)          account or, if combined
regulations section 301.7701-3,      completed Form W-8.                                                funds, the first
ENTER THE OWNER'S NAME ON THE                                                                           individual on the account 1
"NAME" LINE. Enter the LLC's name    PART III-CERTIFICATION                 3. Custodian account        The minor 2
on the "Business name" line.                                                   of a minor (Uniform
                                     To establish to the withholding           Gift to Minors Act)
CAUTION:  A disregarded domestic     agent that you are a U.S. person,
entity that has a foreign owner      or resident alien, sign Form W-9.      4. a. The usual revocable   The grantor-trustee 1
must use the appropriate Form W-8.   You may be requested to sign by              savings trust
                                     the withholding agent even if                (grantor is also
  OTHER ENTITIES. Enter your         items 1, 3, and 5 below indicate             trustee)
business name as shown on            otherwise.
required Federal tax documents on                                              b. So-called trust       The actual owner 1
the "Name" line. This name should      For a joint account, only the              account that is not
match the name shown on the          person whose TIN is shown in Part            a legal or valid
charter or other legal document      I should sign (when required).               trust under state
creating the entity. You may                                                      law
enter any business, trade, or DBA      1. INTEREST, DIVIDEND, AND           5. Sole proprietorship      The owner 3
name on the "Business name" line.    BARTER EXCHANGE ACCOUNTS OPENED
                                     BEFORE 1984 AND BROKER ACCOUNTS        -------------------------- -----------------------------
PART I-TAXPAYER IDENTIFICATION       CONSIDERED ACTIVE DURING 1983.         FOR THIS TYPE OF ACCOUNT:   GIVE NAME AND EIN OF:
NUMBER (TIN)                         You must give your correct TIN,        -------------------------- -----------------------------
                                     but you do not have to sign the        6.  Sole proprietorship      The owner 3
ENTER YOUR TIN IN THE APPROPRIATE    certification.                         7.  A valid trust, estate,   Legal entity 4
BOX.                                                                            or pension trust
                                       2. INTEREST, DIVIDEND, BROKER,       8.  Corporate                The corporation
  If you are a RESIDENT ALIEN and    AND BARTER EXCHANGE ACCOUNTS           9.  Association, club,       The organization
you do not have and are not          OPENED AFTER 1983 AND BROKER               religious, charitable,
eligible to get an SSN, your TIN     ACCOUNTS CONSIDERED INACTIVE               educational, or other
is your IRS individual taxpayer      DURING 1983. You must sign the             tax-exempt organization
identification number (ITIN).        certification or backup                10. Partnership              The partnership
Enter it in the social security      withholding will apply. If you         11. A broker or registered   The broker or nominee
number box. If you do not have an    are subject to backup withholding          nominee
ITIN, see HOW TO GET A TIN below.    and you are merely providing your      12. Account with the         The public entity
                                     correct TIN to the requester, you          Department of
   If you are a SOLE PROPRIETOR      must cross out item 2 in the               Agriculture in the name
and you have an EIN, you may         certification before signing the           of a public entity
enter either your SSN or EIN.        form.                                      (such as a state or
However, the IRS prefers that you                                               local government, school
use your SSN.                          3. REAL ESTATE TRANSACTIONS.             district, or prison)
                                     You must sign the certification.           that receives
  If you are an LLC that is          You may cross out item 2 of the            agricultural program
DISREGARDED AS AN ENTITY separate    certification.                             payments
from its owner (see LIMITED
LIABILITY COMPANY (LLC) above),        4. OTHER PAYMENTS. You must          -------------------------- -----------------------------
and are owned by an individual,      give your correct TIN, but you do      1 List first and circle the name of the person whose
enter your SSN (or "pre-LLC" EIN,    not have to sign the certification     number you furnish. If only one person on a joint
if desired). If the owner of a       unless you have been notified that     account has an SSN, that person's number must be
disregarded LLC is a corporation,    you have previously given an           furnished.
partnership, etc., enter the         incorrect TIN. "Other payments"
owner's EIN.                         include payments made in the           2 Circle the minor's name and furnish the minor's SSN.
                                     course of the requester's trade
NOTE: See the chart on this page     or business for rents, royalties,      3 You must show your individual name, but you may also
for further clarification of name    goods (other than bills for            enter your business or "DBA" name. You may use either
and TIN combinations.                merchandise), medical and health       your SSN or EIN (if you have one).
                                     care services (including payments
HOW TO GET A TIN. -If you do not     to corporations), payments to a        4 List first and circle the name of the legal trust,
have a TIN, apply for one            nonemployee for services, payments     estate, or pension trust. (Do not furnish the TIN of
immediately. To apply for an SSN,    to certain fishing boat crew           the personal representative or trustee unless the
get FORM SS-5 from your local        members and fishermen, and gross       legal entity itself is not designated in the account
Social Security Administration       proceeds paid to attorneys             title.)
office. Get FORM W-7, Application    (including payments to
for IRS Individual Taxpayer          corporations).                         NOTE:  IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME
Identification Number, to apply                                             IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF
for an ITIN or FORM SS-4,              5. MORTGAGE INTEREST PAID BY         THE FIRST NAME LISTED.
Application for Employer             YOU, ACQUISITION OR ABANDONMENT
Identification Number, to apply      OF SECURED PROPERTY, CANCELLATION
for an EIN. You can get Forms W-7    OF DEBT, QUALIFIED STATE TUITION
and SS-4 from the IRS by calling     PROGRAM PAYMENTS, IRA OR MSA
1-800-TAX-FORM (1-800-829-3676)      CONTRIBUTIONS OR DISTRIBUTIONS,
or from the IRS's Internet Web       AND PENSION DISTRIBUTIONS. You
Site at WWW.IRS.GOV.                 must give your correct TIN, but
                                     you do not have to sign the
   If you do not have a TIN,         certification.
write "Applied For" in the space
for the TIN, sign and date the       PRIVACY ACT NOTICE
form, and give it to the
requester. For interest and          Section 6109 of the Internal
dividend payments, and certain       Revenue Code requires you to give
payments made with respect to        your correct TIN to persons who
readily tradable instruments, you    must file information returns with
will generally have 60 days to       the IRS to
get a TIN and give it to the
requester before you are subject
to backup withholding on
payments. The 60-day rule does
not apply to other types of
payments. You will be subject to
backup withholding on all


                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

l. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions on this Letter of Transmittal or (b) if the shares are tendered for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. An Eligible Institution means (1) banks (as defined in Section 3(a) of the Federal Deposit Insurance Act, as amended); (2) brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Securities Exchange Act of 1934, as amended); (3) credit unions (as defined in Section 19(b)(1)(A) of the Federal Reserve Act, as amended); (4) national securities exchanges, registered securities associations and clearing agencies (as used under the Securities Exchange Act of 1934, as amended); and (5) savings associations (as defined in
Section 3(b) of the Federal Deposit Insurance Act, as amended), which, in each case, are members of an approved Signature Guarantee Medallion Program.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Offer to Purchase. For a stockholder validly to tender shares pursuant to the offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), together with any required signature guarantees, or an Agent's Message (in connection with a book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered shares must be received by the Depositary at one of its addresses prior to the Expiration Date or (ii) shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or
(b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein.

Stockholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure.

Pursuant to the guaranteed delivery procedures, (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile of the Letter of Transmittal), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three New York Stock Exchange trading days after the Expiration Date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE SHARES WILL BE DEEMED DULY DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

3. INADEQUATE SPACE. If the space provided in the box entitled Description of Shares Tendered above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all of the shares represented by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled Number of Shares Tendered in the box entitled Description of Shares Tendered above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions in this Letter of Transmittal, as soon as practicable after the Expiration Date or termination of the offer. Unless otherwise indicated, all shares represented by the certificate(s) delivered to the Depositary will be deemed to have been tendered.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the certificates for shares without alteration, enlargement or any change whatsoever.

If any of the shares tendered hereby are held of record by two or more persons, each person must sign this Letter of Transmittal.

If any of the shares tendered hereby are registered in different names on different certificates for shares, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or copies of the Letter of Transmittal) as there are different registrations of certificates for shares.

If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates for shares or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) for shares must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates for shares or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates for such shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate for shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority of such person so to act.

6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the aggregate purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if such shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares tendered hereby is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned Description of Shares Tendered, then the boxes captioned Special Payment Instructions and/or Special Delivery Instructions on this Letter of Transmittal should be completed. Stockholders delivering shares by book-entry transfer may request that shares not accepted for payment be credited to an account maintained at the Book-Entry Transfer Facility as may be designated by the stockholder in the box entitled Special Payment Instructions. If no instructions are given, any shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which the shares were delivered.

8. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company, in its reasonable discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares or any particular stockholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor will any of them incur any liability for failure to give notice of any defects or irregularities.

9. ORDER OF PURCHASE IN EVENT OF PRORATION. Stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may affect whether any capital gain or loss recognized on such shares purchased is long-term or short-term (depending on the holding period for such shares) and the amount of gain or loss recognized for federal income tax purposes. See the Offer to Purchase.

10. LOST, STOLEN OR DESTROYED CERTIFICATES. If any certificate representing shares has been lost, stolen or destroyed, you should notify the Company's transfer agent, Zions First National Bank, N.A., at (801)524-4696. You will then be instructed regarding the procedures to be followed in order to replace the certificate. This Letter of Transmittal and the related documents cannot be processed until the procedures for replacing lost, stolen or destroyed certificates have been followed.

11. FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 30.5% of the gross proceeds payable to a stockholder or other payee pursuant to the offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder that is a United States resident taxpayer must complete and sign the Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders (including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations)) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN or W-8ECI, signed under penalties of perjury, attesting to that stockholder's exempt status. Such forms may be obtained from the Depositary.

12. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that an exemption from or a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is a stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any state or any political subdivision thereof, (iii) any estate, the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust, if the administration of the trust is subject to the primary supervision of a United States Court and one or more United States persons has the authority to control all substantial decisions of the trust, or if the trust has a valid election in effect to be treated as United States person. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form W-8 BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS Form W-8 ECI. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8 BEN or IRS Form W-8 ECI) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the complete redemption, substantially disproportionate or not essentially equivalent to a dividend test described in the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or treaty-reduced rate of withholding. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

13. ODD LOTS. As described in the Offer to Purchase, if the Company is to purchase fewer than all shares that are tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

14. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its telephone number and address listed below.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                        THE DEPOSITARY FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.


                  BY MAIL:                            BY FACSIMILE TRANSMISSION                            BY HAND:
                                                  (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                                            17 State Street - 28th Floor
  c/o Georgeson Shareholder Communications                  (201) 460-2889                            New York, NY 10004
                    Inc.                                                                              Attn: Mark Zimkind
               P.O. Box 2065                        CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                            BY TELEPHONE:
                 07606-9974
                                                            (201) 896-5648


                                                        BY OVERNIGHT COURIER:

                                                          111 Commerce Road
                                                         Carlstadt, NJ 07072
                                                       Attn: Reorg. Department


                     THE INFORMATION AGENT FOR THE OFFER IS:

                   [GEORGESON SHAREHOLDER COMMUNICATIONS LOGO]

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 State Street, 10th Floor
                            New York, New York 10004

                 Banks and Brokers Call Collect: (212) 440-9800
                    All Others Call Toll Free: (800) 223-2064


                     THE DEALER MANAGERS FOR THE OFFER ARE:

         [THINKEQUITY PARTNERS LOGO]                  [GEORGESON SHAREHOLDER SECURITIES LOGO]

          THINKEQUITY PARTNERS LLC                  GEORGESON SHAREHOLDER SECURITIES CORPORATION
     222 South Ninth Street, Suite 2800                     17 State Street, 10th Floor
        Minneapolis, Minnesota 55402                          New York, New York 10004

               (415) 512-2908                      Banks and Brokers Call Collect: (212) 440-9800
                                                      All Other Call Toll Free: (800) 445-1790


                                NOVEMBER 26, 2001